UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Tesla, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On September 22, 2025, Tesla, Inc. (“Tesla”) updated its website, VoteTesla.com. A copy of the updated materials can be found below.

On September 22, 2025 and September 23, 2025, Tesla posted the following on X.

On September 23, 2025, Tesla issued the following digital advertisements:

On September 22, 2025, Tesla updated its website, https://ir.tesla.com/#quarterly-disclosure. A copy of the updated materials can be found below.

Also on September 22, 2025, Tesla launched a website, https://ir.tesla.com/shareholders/vote. A copy of the updated materials can be found below.

On September 22, 2025 and September 23, 2025, Elon Musk posted the following on X.

Additional Information and Where to Find It

Tesla has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for Tesla’s 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”). The Definitive Proxy Statement contains important information about the matters to be voted on at the 2025 Annual Meeting. SHAREHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2025 ANNUAL MEETING. Shareholders are able to obtain free copies of these documents, and other documents filed with the SEC by Tesla, through the website maintained by the SEC at www.sec.gov. In addition, shareholders are able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com.

Participant Information

Tesla, its directors (Elon Musk, Robyn Denholm, Ira Ehrenpreis, Joe Gebbia, Jack Hartung, James Murdoch, Kimbal Musk, JB Straubel and Kathleen Wilson-Thompson), and certain of its executive officers (Vaibhav Taneja and Tom Zhu) are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Tesla’s shareholders in connection with the matters to be considered at the 2025 Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections titled “Executive Compensation for Fiscal Year 2024” and “Compensation of Directors” in the Definitive Proxy Statement commencing on pages 130 and 152, respectively, and is available here. Information regarding the participants’ holdings of Tesla’s securities can be found in the section titled “Ownership of Securities” in the Definitive Proxy Statement commencing on page 160 and is available here.



The Future of Tesla Is in Your Hands

We are at a pivotal juncture in Tesla's history, and the proposals the Special Committee has carefully designed and the Board has put forward will help determine Tesla's future. If you believe, like us, that Elon is the CEO that can make our ambitious vision a reality, vote NOW.

Tesla will hold its 2025 Annual Meeting of Shareholders on November 6, 2025, and we are asking shareholders to VOTE in line with the Board's recommendations on ALL proposals.

Don't wait until the 2025 Annual Meeting to show your support for Tesla – the future is in your hands! Vote in one of four ways:

Vote Online | Vote by QR Code

Vote By Phone | Vote by Mail

2025 Is a Critical Inflection Point for Tesla

We believe Tesla is on the precipice of another massive wave of transformational growth, as demonstrated by the unveiling of our Master Plan Part IV, which outlined a long-term vision to create Sustainable Abundance for all. But, to support this vision and the ambitious goals associated with our proposed 2025 CEO Performance Award, and the upside they are expected to deliver to shareholders, we must retain and incentivize Elon Musk and maintain a strong corporate governance structure that will enable us to continue our exceptional performance. Elon is a generational leader, and, under his visionary leadership, we have the potential to become the most valuable company in history, and, in return, create unprecedented value for our shareholders.[1] Your vote is an important part of making this vision a reality.

Read our Latest Shareholder Letter


Master Plan
Part IV

Three Proposals Critical for the Future of Tesla

Proposal Four

2025 CEO Performance Award

A pay-for-performance CEO compensation award that is 100% aligned with shareholders. One that is designed to keep Elon's time, energy and considerable talents focused on Tesla for years to come and create jaw-dropping value for our shareholders.







The Path to Creating Approximately $7.5 Trillion[2] for Shareholders

Elon earns nothing under the 2025 CEO Performance Award unless and until he meets incredibly ambitious market capitalization AND operational milestones. If he succeeds, Tesla will become the most valuable company in history[3] – with an $8.5 trillion market cap – and shareholders will benefit from incredible growth and value creation.

Learn More

Proposal Three

Amended & Restated 2019 Equity Incentive Plan

Equity is the cornerstone of Tesla's compensation philosophy. It is essential that we maintain sufficient equity reserves and maximum flexibility to attract, retain and motivate the best talent in the world—especially as Tesla faces an intensifying AI talent war. In addition, we believe we need a framework that allows us to honor the deal we made with Elon and the extraordinary value he created for Tesla shareholders under the 2018 CEO Performance Award.



TESLA
TESLA

Replenish the General Share Reserve with an Additional 60 Million Shares

To ensure the Board has sufficient equity to continue granting awards over the next few years to Tesla's current and future employees.



Create a Special Share Reserve with Nearly 208 Million Shares

Provides the Board flexibility to decide in the future how to address the uncertainty around the 2018 CEO Performance Award caused by the ongoing *Tornetta* litigation without the need for any further shareholder votes.

Learn More

Proposal One

Election of Directors

Tesla has seen phenomenal progress and value creation under the leadership of this Board, and we are just getting started. The Class III Directors up for re-election this year include three extremely talented and experienced individuals critical to Tesla's continued growth and success.

Ira Ehrenpreis >

Ira Ehrenpreis has tirelessly served as a fortifying leader and mentor, helping steer Tesla through previous phases of exceptional growth and challenge, while leading Tesla's implementation of a governance framework designed for success—something we know he is best positioned to do in this next phase of growth.

Joe Gebbia >

Joe Gebbia is a visionary tech founder, leading Airbnb—one of the most successful tech companies—from startup to public company, making it a household name with worldwide operations.

Kathleen Wilson-Thompson >

Kathleen Wilson-Thompson has brought her decades of world-class public-company executive experience, including as an HR professional, to the forefront of our most challenging governance matters over the past two years—serving on both this year's special committee and last year's special committee—making her a vital voice as we navigate new challenges and opportunities.

Meet Your Board

[1] Note: Based on market capitalization milestones compared to publicly traded companies as of the date of the definitive proxy statement.

[2] Note: Based on the difference between $8.5 trillion, the highest market capitalization milestone in the Award, and Tesla's market capitalization of approximately $1 trillion on September 3, 2025.

[3] Note: Based on market capitalization milestones compared to publicly traded companies as of the date of the definitive proxy statement.



Compensation Proposals

Two Proposals Critical for the Future of Tesla

Tesla is at a critical inflection point. A Special Committee of the Board has carefully designed compensation proposals that they view as vital to our ability to continue to create substantial shareholder value. Tesla's full Board (with Elon and Kimbal recusing themselves) has approved these proposals.

Tesla is not led by an ordinary CEO. Elon is a once-in-a-generation visionary with a unique track record of revolutionizing industries and successfully scaling multiple businesses into multibillion-dollar industry pioneers. Under his continued leadership, Tesla has the potential to generate unprecedented growth and value for shareholders. But, to secure our future, we must approve two critical proposals that will both retain and incentivize Elon to bring our vision for Tesla to life. That is what the Special Committee has designed with Proposals Three and Four.

Proposal Four

2025 CEO Performance Award

Under Elon's leadership, Tesla created $735 billion[4] of value with the 2018 CEO Performance Award, which received overwhelming support from our shareholders in 2018 and again in 2024. However, Elon has not been permitted to exercise the 2018 CEO Performance Award while it remains contested in the Delaware courts – and there's currently no go-forward compensation plan in place to incentivize him to continue delivering for Tesla well into the future. As such, the Special Committee has worked diligently over the past seven months to devise the 2025 CEO Performance Award, and the full Board (with Elon and Kimbal recusing themselves) has approved this proposal for the 2025 Annual Meeting.

The 2025 CEO Performance Award builds upon the success of the 2018 CEO Performance Award framework: 100% aligned with shareholders and designed to retain Elon for years to come.

If Elon fails to achieve incredibly ambitious market capitalization AND operational milestones, he earns nothing.

If Elon succeeds in achieving ALL of these milestones, Tesla will have a market capitalization of $8.5 trillion and shareholders will benefit from incredible growth and value creation.

Award Details

For the 2018 CEO Performance Award, Elon had to grow Tesla by billions; for the proposed 2025 CEO Performance Award, he has to grow Tesla by trillions. To be exact, to receive the full Award, he must first create approximately $7.5 trillion[5] in additional market capitalization value for shareholders compared to today. He must also meet the extraordinary operational milestones in the 2025 CEO Performance Award. If Elon achieves all the performance milestones, his leadership will propel Tesla to become the most valuable company in history.[6]

Award Terms [7]

Award Milestones

Holding Period

Vesting Period

CEO Succession

Proposal Three

Amended & Restated 2019 Equity Incentive Plan

Equity is the cornerstone of Tesla's compensation philosophy. Amid fierce competition to attract and retain the most skilled AI researchers and engineers, it is essential that we maintain sufficient equity reserves and maximum flexibility. This is is a vote to allow your Board to determine how to attract, retain and incentivize Tesla's talented workforce—from top to bottom.

Replenish the General Share Reserve: Give Tesla the Flexibility it Needs to Attract, Retain and Motivate Key Talent

+ 60,000,000 Shares

Ensures sufficient equity to continue granting awards to Tesla's current and future employees, directors and other eligible service providers

Perpetuates our strong ownership culture that aligns employee and shareholder interests and supports shareholder value creation

60 million share increase not to be used for awards to Elon

Create a Special Share Reserve: Eliminate Remaining Uncertainty Around the 2018 CEO Performance Award

+ 207,960,630 Shares

Addresses uncertainty caused by the ongoing *Tornetta* litigation

Allows the Board the ability to grant the outstanding shares Elon earned under the 2018 CEO Performance Award at any time and at its discretion (regardless of the status of the *Tornetta* litigation)

Should the Board grant Elon an award before the *Tornetta* litigation concludes and Tesla prevails in court, the Board has committed that Elon will receive no material additional benefit than he would have under the 2018 CEO Performance Award—there will be no opportunity to "double dip"

[4] Source: FactSet. Based on change in market value from March 21, 2018 to December 31, 2023.

[5] Note: Based on the difference between $8.5 trillion, the highest market capitalization milestone in the Award, and Tesla's market capitalization of approximately $1 trillion on September 3, 2025.

[6] Note: Based on market capitalization milestones compared to publicly traded companies as of the date of the definitive proxy statement.

[7] Note: See our definitive proxy statement for the full award terms.



Resources

Shareholder Letters
Presentations
Factsheets
Videos
SEC Filings

Sep 22, 2025	Shareholder Letter: The Future of Tesla	View here
Sep 5, 2025	Letter to Tesla Shareholders from the Special Committee of the Tesla Board of Directors	View here


TESLA

Third-Party Commentary

In the Words of Industry Analysts, Reporters, Experts and Luminaries

On the 2025 CEO Performance Award

"[The 2025 CEO Performance Award] could be worth more than $1 trillion if – and only if – [Tesla] achieves eye-opening milestones that would make it one of the most valuable in history … The deal is the most honest attempt at pay-for-performance by any company out there." (The New York Times "DealBook" Newsletter, September 5, 2025)

Andrew Ross Sorkin | Co-Anchor of CNBC's "Squawk Box" and The New York Times Editor-at-Large

---

"Musk gets rich, but only if his shareholders get far richer." (Semafor Business Newsletter, September 16, 2025)

Liz Hoffman | Semafor Business and Finance Editor

"Tesla shareholders including employees stand to benefit if Mr. Musk achieves the incentive package's milestones. Society would also profit from Tesla innovations that improve living standards." (The Wall Street Journal, September 17, 2025)

WSJ Editorial Board

"The pay package is more than a comp plan. It is a roadmap to where Tesla under Musk wants to go for the next decade with incentives to reach increasingly harder and harder heights." (The Wall Street Journal, September 5, 2025)

Tim Higgins | Wall Street Journal Business Columnist

"Elon Musk has always talked about wanting Tesla to be the most valuable company in the world. This is a pay package that incentivizes him to get there. And if he gets there, shareholders will also get there." (Bloomberg TV; "Bloomberg Technology," September 5, 2025)

Dana Hull | Bloomberg Business Reporter

"[Elon would] only get $2t if Tesla is very much ahead on the deal. The reason this number seems surprising is that it's surprising that one man could have so much effect. But one man can. Look at what Steve Jobs did for Apple." (X, September 19, 2025)

Paul Graham | Founder of Y Combinator

"Tesla's new incentive plan for Elon Musk signals he is here to stay and win. If he can pull off the long-term goal of an $8.5 trillion market cap company, this would be an incredible achievement and aligned with shareholders." (William Blair, September 5, 2025)

Jed Dorsheimer | William Blair Analyst and Group Head of Energy and Sustainability

---

"We believe [the 2025 CEO Performance Award] was the smart move by the Board as the biggest asset for Tesla is Musk … With the groundwork now in place for Musk to accelerate [Tesla's] current path and capitalize on the opportunities ahead, this represents a critical next step to keep Musk as CEO at least until 2030 with Tesla heading into one of the most important stages of its growth cycle with the autonomous and robotics future now on the doorstep." (Wedbush Securities, September 5, 2025)

Dan Ives | Wedbush Securities Managing Director, Global Head of Technology Research

---

"At face value, the proposed compensation package aligns Tesla minority shareholder interests with those of Elon Musk in a way that incorporates operational milestones, profitability milestones and value creation milestones (market cap) while cementing a long-term commitment to the company." (Morgan Stanley, September 5, 2025)

Adam Jonas | Morgan Stanley Managing Director, Head of Global Auto & Shared Mobility Research

---

On Elon Musk and Tesla's Future

"[Elon] is our Einstein." (CNBC; "Squawk Box," January 22, 2025)

Jamie Dimon | Chairman and CEO of JPMorgan Chase

"Elon is an extraordinary engineer." (Bloomberg TV; "Bloomberg Technology," May 28, 2025)

Jensen Huang | Founder, President and CEO of NVIDIA

"Elon's Tesla Optimus is here … productivity game-changer!" (X, September 3, 2025)

Marc Benioff | CEO of Salesforce

"Elon Musk is the inventor of our age … and we do believe that Tesla will be and is in the pole position here in the United States." (Fortune, March 4, 2025)

Cathie Wood | CEO of ARK Investment Management

"If you study equity valuation theory, most models (such as a DCF) include the idea of "optionality". This represents the probability or odds that a company might be successful in new endeavors. No one ranks higher on that dimension than @elonmusk. Not even close." (X, September 13, 2025)

Bill Gurley | General Partner of Benchmark

"Optimus is, I think, going to be the greatest product in the history of humanity." (All-In Summit, September 9, 2025)

Jason Calacanis | Co-host of the "All-In Podcast"

Permission to use these quotes neither sought nor obtained.



FAQs

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Where is the 2025 Annual Meeting?

Tesla's 2025 Annual Meeting will be held on November 6, 2025 both virtually via the internet and in person for a limited number of shareholders at Tesla's Gigafactory Texas located in Austin, Texas. We will also webcast the 2025 Annual Meeting live on the Tesla website.

Who can attend the 2025 Annual Meeting?

Tesla expects to accommodate a limited number of shareholders in person at the 2025 Annual Meeting due to capacity restrictions.

To maximize fairness, Tesla will conduct a random drawing to determine shareholders' eligibility to attend in person. You can enter that drawing here.

Who is entitled to vote at the 2025 Annual Meeting?

All Tesla shareholders as of the close of business on September 15, 2025 are entitled to vote at our 2025 Annual Meeting. Shareholders can VOTE NOW.

Tesla has filed with the U.S. Securities and Exchange Commission a definitive proxy statement and a proxy card with respect to its solicitation of proxies for the 2025 Annual Meeting.

Tesla shareholders are urged to read the proxy materials because they contain important information about Tesla and the 2025 Annual Meeting.

When can I vote?

Shareholders of record as of the close of business on September 15, 2025 are encouraged to cast their vote NOW.

Please keep an eye on your email and mail for voting instructions, including your control number, which is required to cast your vote.

Vote now! Voting is quick and easy!

If you have any questions on how to vote, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

- +1 (877) 717-3936 (U.S. and Canada) OR
- +1 (412) 232-3651 (all other countries)

Banks and Brokers

- +1 (212) 750-5833 (collect)

How do I vote?

Voting is quick and easy! Click here to see how you can cast your vote today.

If you have any questions on how to vote, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

- +1 (877) 717-3936 (U.S. and Canada) OR
- +1 (412) 232-3651 (all other countries)

Banks and Brokers

- +1 (212) 750-5833 (collect)

What do I need to cast my vote?

Shareholders need their control number to cast their vote.

Control numbers can be found on your voting materials. Click here to learn how to locate your voting materials and your control number.

What is the deadline to submit my vote?

For shareholders of record and most shareholders beneficially holding shares via a bank or broker, the deadline to vote via the internet or by phone is 11:59pm ET on November 5, 2025.

Please review and follow any applicable deadlines set forth on your proxy materials.

Vote now! Voting is quick and easy!

How can I vote my shares in person at the 2025 Annual Meeting?

Tesla expects to accommodate a limited number of shareholders in person at the 2025 Annual Meeting due to capacity restrictions. To maximize fairness, Tesla will conduct a random drawing to determine shareholders' eligibility to attend in person. You can enter that drawing here.

How can I vote my shares virtually at the 2025 Annual Meeting?

Any shareholder of record may vote at the virtual 2025 Annual Meeting here.

To join the virtual meeting, you will need a 16-digit secure "control number" unique to you. The voting materials you receive via mail or email include your individual control number. Once located, click the link for directions on how to vote your shares via your specific brokerage.

I can't find my control number. Can I get another one?

If you cannot find your control number, please click here.

Will shareholders outside the U.S. be able to vote at the 2025 Annual Meeting?

All Tesla shareholders as of the close of business on September 15, 2025 are entitled to vote at our 2025 Annual Meeting.

However, the process may be different for those based outside the U.S. Please contact your broker as soon as possible to determine what you need to do to vote your shares.

What is the 2025 CEO Performance Award?

The 2025 CEO Performance Award is 100% performance-based compensation for Elon. Elon doesn't receive any compensation from the Award unless and until Tesla achieves ambitious market capitalization and operational milestones, and Elon remains in an eligible role at Tesla.

In other words, Elon only gets compensated if shareholders win – and win big. His interests are 100% aligned with yours.

Read more about the 2025 CEO Performance Award.

Why was the 2025 CEO Performance Award created?

The main feedback we have heard from shareholders is that they want to keep Elon retained and focused on Tesla.

The 2025 CEO Performance Award was carefully designed by the Special Committee with this in mind, but also to ensure that Elon's interests were 100% aligned with Tesla shareholders.

With Tesla at a critical inflection point and pushing deeper into new frontiers like AI and robotics, the 2025 CEO Performance Award will not only retain Elon, but motivate him to dedicate his time, energy and considerable talents to delivering unprecedented growth.

Elon has shown that he can achieve these great heights. If he falls short of achieving all of the milestones, you as a shareholder will still benefit. If he succeeds, you will win even more.

What is the purpose of the Amended & Restated 2019 Equity Incentive Plan Proposal?

It is essential we maintain sufficient equity compensation reserves and maximum flexibility to attract, retain and motivate talent at Tesla. The Amended & Restated 2019 Equity Incentive Plan was designed with this in mind.

It will replenish the General Share Reserve with the addition of 60 million shares. This will ensure Tesla has sufficient equity to continue granting awards over the next few years to its current and future employees, directors and service providers.

Elon will not be eligible to receive any of these 60 million shares for the General Share Reserve.

It will also create a Special Share Reserve with nearly 208 million shares and gives Board the ability to grant the remainder of the shares Elon earned under the 2018 CEO Performance Award at any time and at its discretion (regardless of the status of the Tornetta litigation).

Importantly, this is a vote to allow your Board to determine how to attract, retain and incentivize Tesla's talented workforce – from top to bottom.

Why is the Board recommending the directors up for election this year?

We have ambitious goals and reaching them requires the oversight of a Board that is experienced and capable of continuing to create outsized value for Tesla shareholders.

The Tesla directors up for election – including Ira Ehrenpreis, Joe Gebbia and Kathleen Wilson-Thompson – bring deep institutional knowledge, complementary skills and expertise and a commitment to shareholder value creation that will be crucial for this next stage.

Importantly, they also have a proven track record in shaping Tesla's future and overseeing the strategy and management of the Company. They are critical to our ongoing growth and success.

What is Tesla's governance philosophy?

The Tesla Board firmly believes strong governance and accountability to shareholders are core to Tesla's success. We measure the results of our corporate governance by shareholder returns.

Our Board is active, always evolving and designed to keep Tesla moving fast, adapting to challenges and staying ahead of the competition, so your investment can keep growing, too.

Your Vote Is Important



Voting Your Shares Is Quick and Easy

Don't wait – we are asking shareholders to VOTE NOW in line with the Board's recommendations on ALL proposals. Please vote "FOR" Proposal One, the Election of Three Class III Directors, Proposal Three, the Amended & Restated 2019 Equity Incentive Plan and Proposal Four, the 2025 CEO Performance Award.

- Vote Online
- Vote by QR Code
- Vote by Phone
- Vote by Mail

Voting Instructions by Broker



Need help finding your control number or voting instructions? Click HERE

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR +1 (412) 232-3651 (all other countries)

Banks and Brokers

+1 (212) 750-5833 (collect)



Your Vote Is Important

Back to How to Vote

Vote Online

1

Open the shareholder voting materials you received by mail or email.

2

Locate your unique control number.

3

Follow the directions on how to vote your shares via your specific brokerage.

4

Cast your vote.

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR **+1 (412) 232-3651 (all other countries)**

Banks and Brokers

+1 (212) 750-5833 (collect)



Your Vote Is Important

Back to How to Vote

Vote by QR Code

1. Open the shareholder voting materials you received by mail.
2. Locate your QR code on the insert.
3. Scan the QR code with your phone and follow the instructions shown.
4. Cast your vote.

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR **+1 (412) 232-3651 (all other countries)**

Banks and Brokers

+1 (212) 750-5833 (collect)



Your Vote Is Important

Back to How to Vote

Vote by Phone

1

Open the shareholder voting materials you received by mail.

2

Locate your unique control number on the insert.

3

Call the phone number listed on the insert.

4

Follow the prompts to cast your vote.

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR **+1 (412) 232-3651 (all other countries)**

Banks and Brokers

+1 (212) 750-5833 (collect)

Your Vote Is Important



Back to How to Vote

Vote by Mail

1

Open the voting materials you received by mail.

2

Mark, sign and date the proxy card or other voting materials.

3

Return the materials in the pre-paid envelope provided.

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR **+1 (412) 232-3651 (all other countries)**

Banks and Brokers

+1 (212) 750-5833 (collect)



Your Vote Is Important

Back to How to Vote

Voting Instructions by Broker

The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select "All Other Brokers." Please also remember that you must have been a Tesla shareholder as of the September 15th record date to be able to vote.

Some brokers outside of the U.S. don't allow retail shareholders to vote. If you have not received any voting instructions, please contact your broker to confirm if they provide for proxy voting and, if so, to request such instructions. If you have any additional questions regarding how to vote, please contact our proxy solicitor, Innisfree M&A Incorporated, at (877) 717-3936 (from the United States or Canada) or +1 (412) 232-3651 (from other locations).

Close All

Fidelity

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

The email may come from one of several different addresses. Search for an email received in 2025 using the following keywords: "Tesla", "Fidelity.Investments.email@shareholderdocs.fidelity.com", "e-notification@edocs.mybrokerageinfo.com", or "id@proxyvote.com".

Open the email and follow described instructions to vote.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Robinhood

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords: "noreply@robinhood.com Tesla".

Open the email and click VOTE.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Interactive Brokers LLC

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords: "interactivebrokers@proxydocs.com Tesla".

Open the email and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Charles Schwab & Co. (and former TD Ameritrade holders)

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords: "id@proxyvote.com Tesla".

Additionally, you can log into your brokerage account, use the keywords 'proxy events' in the search bar and navigate to proxy events.

Alternatively, search for a 16-digit control number in your postal mail. Visit www.proxyvote.com and submit your 16-digit control number to vote.

You may also try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Merrill Lynch

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords: "id@proxyvote.com Tesla". The email may come from one of several different addresses so please search your inbox for "Tesla" as well.

Open the email and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Vanguard Brokerage Services

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords: "id@proxyvote.com Tesla".

Open the email and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Morgan Stanley (and former E*Trade holders)

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords: "id@proxyvote.com Tesla".

Open the email and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

All Other Brokers

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Try searching for each of these three terms to see if you can locate an email from your broker sent in 2025:

- "id@proxyvote.com Tesla"
- "@proxydocs.com Tesla"
- "@saytechnologies.com Tesla"

If you find an email, open it and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR +1 (412) 232-3651 (all other countries)

Banks and Brokers

+1 (212) 750-5833 (collect)


TESLA

Your Vote Is Important

Back to How to Vote

How to Find Your Control Number or Voting Instructions

1. Check your email again for a voting link from your broker. Search for an email using the following keywords or search for emails from the following addresses: “Tesla”, “Vote”, “@proxyvote.com”, “@proxydocs.com” or “@saytechnologies.com”. If you find that email, open it and follow the instructions provided.

2. Many (but not all) shareholders who have elected for email delivery of their proxy materials may be able to vote through proxyvote.com. If you already have a proxyvote.com account, please log in and check if Tesla is listed under “My Available Meetings.” If you do not yet have an account, you can “Create an Account” on proxyvote.com using your email address that is linked to your brokerage account(s). Once you follow the instructions and verify your email address, check if Tesla is listed under “My Available Meetings.”

3. Contact our proxy solicitor, Innisfree, for assistance at (877) 717-3936 (from the United States or Canada) or +1 (412) 232-3651 (from other locations). Some shareholders may even be able to vote over the phone by calling Innisfree. Please note that this voting option is not available for all shareholders and depends on how you hold your shares.

4. Contact your broker as soon as possible for help and to request voting instructions. You can find voting instructions by broker HERE.

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR **+1 (412) 232-3651 (all other countries)**

Banks and Brokers

+1 (212) 750-5833 (collect)

Tesla @Tesla · 45s

If you can't find an email from your broker, try voting by mail, phone or QR code

If you haven't received any instructions whether via email or by mail, contact your broker as soon as possible to request 📩

1 10 486

Tesla @Tesla · 44s

Fidelity

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

The email may come from one of several different addresses.

Search for an email received in 2025 using the following keywords: "Tesla", "Fidelity.Investments.email@shareholderdocs.fidelity.com", "e-notification@edocs.mybrokerageinfo.com", or "id@proxyvote.com".

Open the email and follow described instructions to vote.

1 10 436

Tesla @Tesla · 44s

Robinhood

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords: "noreply@robinhood.comTesla".

Open the email and click Vote.

1 10 306

Tesla @Tesla · 43s

Interactive Brokers LLC

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords: "interactivebrokers@proxydocs.com Tesla".

Open the email and follow described instructions.

1 8 267

Tesla @Tesla · 43s

Charles Schwab & Co. (and former TD Ameritrade holders)

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords: "id@proxyvote.comTesla".

Additionally, you can log into your brokerage account, use the keywords 'proxy events' in the search bar and navigate to proxy events.

Alternatively, search for a 16-digit control number in your postal mail.

Visit proxyvote.com and submit your 16-digit control number to vote.

1 8 321

Tesla @Tesla · 42s

Merrill Lynch

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords: "id@proxyvote.comTesla".

The email may come from one of several different addresses so please search your inbox for "Tesla" as well.

Open the email and follow described instructions.

1 6 196

Tesla @Tesla · 42s

Vanguard Brokerage Services

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords: "id@proxyvote.comTesla".

Open the email and follow described instructions.

1 5 183


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Tesla North America
Sponsored
Tesla has ambitious plans to drive transformational growth, but to realize this, we must retain and incentivize Elon.
The Future of Tesla Is in Your Hands
Vote in line with the Board's recommendations on ALL proposals
TESLA
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Like
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Tesla @Tesla
Ad
Tesla has ambitious plans to drive transformational growth, which we believe will improve the future for humanity and create staggering amounts of shareholder value. In November, you will play an important role in making it a reality.
The Future of Tesla Is in Your Hands
Vote in line with the Board's recommendations on ALL proposals
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From www.voteTesla.com


Tesla @Tesla
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We pay for outstanding performance – not for promises. In 2018, Elon had to grow Tesla by billions. Now, it's trillions. Vote "FOR" Proposals 1, 3 and 4 to support our ambitious goals. Elon only gets paid if he delivers value for you.
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TESLA

Shareholder Vote Guide

We advise Tesla shareholders to vote with management recommendations.

To learn more, please read our 2025 Proxy Statement and visit VoteTesla.com.

How To Vote Your TSLA Shares

The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'. Please also remember that you must be a holder as of the September 15th record date to be able to vote.

Some brokers outside of the U.S. don't allow retail shareholders to vote. If you have not received any voting instructions per the below, please contact your broker to confirm if they provide for proxy voting and, if so, to request such instructions.

If you have any additional questions regarding how to vote, please contact our proxy solicitor, Innisfree M&A Incorporated, at (877) 717-3936 (from the United States or Canada) or +1 (412) 232-3651 (from other locations).

Fidelity

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

The email may come from one of several different addresses. Search for an email received in 2025 using the following keywords:

"Tesla"

"Fidelity.Investments.email@shareholderdocs.fidelity.com"

"e-notification@edocs.mybrokerageinfo.com"

"id@proxyvote.com"

Open the email and follow described instructions to vote.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Robinhood

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords:

"noreply@robinhood.com Tesla"

Open the email and click VOTE.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Interactive Brokers LLC

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords:

"interactivebrokers@proxydocs.com Tesla"

Open the email and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Charles Schwab & Co. (and former TD Ameritrade holders)

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords:

"id@proxyvote.com Tesla"

Additionally, you can log into your brokerage account, use the keywords 'proxy events' in the search bar and navigate to proxy events.

Alternatively, search for a 16-digit control number in your postal mail. Visit www.proxyvote.com and submit your 16-digit control number to vote.

You may also try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Merrill Lynch

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords:

"id@proxyvote.com Tesla".

The email may come from one of several different addresses so please search your inbox for "Tesla" as well.

Open the email and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Vanguard Brokerage Services

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords:

"id@proxyvote.com Tesla"

Open the email and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon

as possible to request such instructions.

Morgan Stanley (and former E*Trade holders)

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2025 using the following keywords:

"id@proxyvote.com Tesla"

Open the email and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

ALL OTHER BROKERS

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Try searching for each of these three terms to see if you can locate an email from your broker sent in 2025:

"id@proxyvote.com Tesla"

"@proxydocs.com Tesla"

"@saytechnologies.com Tesla"

If you find an email, open it and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.

Elon Musk reposted

AleXandra Merz 🇺🇸 @TeslaBoomerMama · 8h

🗳️🇺🇸
Fidelity

Emails are out, check your emails

Remember, one vote PER account.
Multiple accounts = multiple votes.

If you did not receive the email, contact them, ask for the control numbers, then vote on proxyvote.com

58 52 335 81K

The Cybertruck Guy @cybrtrkguy · 6h

I use Robinhood and Vanguard and can't find where to vote on either platform.

I also have not received any communications re: this vote.

How are normies supposed to vote on this one without 1. Access or 2. Awareness?

> **Tesla** @Tesla · 7h
>
> Tesla shareholders: We need your vote!
>
> Our next chapter will help create a world we've only begun to imagine & put the world on a path towards sustainable abundance for all.
>
> ...
>
> Show more

85 16 427 34K

Elon Musk @elonmusk

Subscribe

Working on it

10:22 PM · Sep 22, 2025 · **3,505** Views

44 25 199 9

Yun-Ta Tsai @YunTaTsai1 · 3h

Voted.

> **Tesla** @Tesla · 7h
>
> Tesla shareholders: We need your vote!
>
> Our next chapter will help create a world we've only begun to imagine & put the world on a path towards sustainable abundance for all.
>
> ...
>
> Show more

7 · 8 · 351 · 11K

Elon Musk @elonmusk

Subscribe

❤️

10:27 PM · Sep 22, 2025 · **2,636** Views

38 · 15 · 146 · 3

Ben Longmier @longmier · 2h

I voted tonight with the board recommendations. Godspeed @Tesla .

> **Tesla** @Tesla · 6h
>
> Tesla shareholders: We need your vote!
>
> Our next chapter will help create a world we've only begun to imagine & put the world on a path towards sustainable abundance for all.
>
> ...
>
> Show more

7 · 8 · 199 · 7.6K

Elon Musk @elonmusk

Subscribe

❤️

9:52 PM · Sep 22, 2025 · **8,078** Views

48 · 28 · 246 · 8

Elon Musk @elonmusk

Subscribe

Thanks Robert!

> **Robert Scoble** @Scobleizer · 30m
>
> I was blessed with the first ride (and first sales pitch) with Elon Musk @ElonMusk in the first Tesla. Which showed me that he, alone, was driving Tesla forward from the very beginning.
>
> Of course I voted for the proposals that shareholders are presented with and ...
>
> Show more

9:55 PM · Sep 22, 2025 · **826.9K** Views

632 454 4.9K 109

Robert Scoble @Scobleizer

Subscribe

I was blessed with the first ride (and first sales pitch) with Elon Musk @ElonMusk in the first Tesla. Which showed me that he, alone, was driving Tesla forward from the very beginning.

Of course I voted for the proposals that shareholders are presented with and I recommend you do too.

> Sawyer Merritt @SawyerMerritt · 12h
>
> Here's how to vote in @Tesla's shareholder meeting:
>
> For $TSLA shareholders who use Fidelity:
> - To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is ...
> Show more


ANNUAL SHAREHOLDER
MEETING 2025

12:50 AM · Sep 23, 2025 · **6.5M** Views

151 · 273 · 2.6K · 75

Elon Musk @elonmusk

Subscribe

How to vote your Tesla shares

> Sawyer Merritt @SawyerMerritt · 5h
>
> Here's how to vote in @Tesla's shareholder meeting:
>
> For $TSLA shareholders who use Fidelity:
> • To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is ...
> Show more


ANNUAL SHAREHOLDER
MEETING 2025

9:33 PM · Sep 22, 2025 · **535.9K** Views

566 315 2K 127

Sawyer Merritt
@SawyerMerritt

Subscribe

Here's how to vote in @Tesla's shareholder meeting:

For $TSLA shareholders who use Fidelity:

• To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). The email may come from one of several different addresses. Search for an email received in 2025 using the following keywords: "Tesla", "Fidelity.Investments.email@shareholderdocs.fidelity.com", "e-notification@edocs.mybrokerageinfo.com", or "id@proxyvote.com". Open the email and follow described instructions to vote.

Robinhood:

• To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "noreply@robinhood.com Tesla". Open the email and click VOTE.

Interactive Brokers:

• To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "interactivebrokers@proxydocs.com Tesla". Open the email and follow described instructions.

Charles Schwab:

• To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Tesla". Additionally, you can log into your brokerage account, use the keywords 'proxy events' in the search bar and navigate to proxy events. Alternatively, search for a 16-digit control number in your postal mail. Visit proxyvote.com and submit your 16-digit control number to vote.

Morgan Stanley/E*Trade:

• To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Tesla". Open the email and follow described instructions.

Merrill Lynch:
• To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Tesla". The email may come from one of several different addresses so please search your inbox for "Tesla" as well. Open the email and follow described instructions.

Vanguard Brokerage:
• To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Tesla". Open the email and follow described instructions.

J.P. Morgan:
• To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2025 using the following keywords: "id@proxyvote.com Tesla" Open the email and follow described instructions. If you cannot locate this email, contact JPM support at 888-938-4409 to learn how to vote.

All Other Brokerages:
• To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Try searching for each of these three terms to see if you can locate an email from your broker sent in 2025:
"id@proxyvote.com Tesla"
"@proxydocs.com Tesla"
"@saytechnologies.com Tesla"
If you find an email, open it and follow described instructions.

International $TSLA holders:
Some brokers outside of the U.S. don't allow retail shareholders to vote. If you have not received any voting instructions, please contact your broker to confirm if they provide for proxy voting and, if so, to request such instructions. If you have any additional questions regarding how to vote, please contact Tesla's proxy solicitor, Innisfree M&A Incorporated, at (877) 717-3936 (from the United States or Canada) or +1 (412) 232-3651 (from other locations). Sometimes, when you don't participate in proxy voting, brokers may exercise their discretion to cast votes on your behalf, so be proactive!

General info:
If you cannot locate any emails, try voting by mail, phone or QR code. If you have not received any instructions whether via email or by mail, contact your broker as soon as possible to request such instructions.
More info here:
• Vote by phone: votetesla.com/how-to-vote/vo...
• Vote by QR code: votetesla.com/how-to-vote/vo...
• Vote by mail: votetesla.com/how-to-vote/vo...

Every vote counts, whether you own one share or many. Make your voices heard. It only takes a few minutes.

Reminder: You must have been a Tesla shareholder as of the September 15th record date to be able to vote.

Tesla's shareholder meeting will take place on November 6, 2025 in Austin, Texas. Voting is now open, so go vote!


ANNUAL SHAREHOLDER
MEETING 2025

7:05 PM · Sep 22, 2025 · **10.4M** Views

470 729 3.4K 982

Sawyer Merritt @SawyerMerritt · 4h

I have just officially voted FOR @elonmusk's new 2025 CEO Performance Award and a Tesla investment in xAI.

Go vote!


ProxyVote

My Meetings   Investor Education

TESLA | 2025 Annual Meeting
To be held Thursday, November 6, 2025

Voted

Thank you for voting!

Your selections for TESLA, INC. Control [redacted] have been submitted successfully

Please scroll down to see additional investments available for voting.

Print My Voting Choices

345 296 4.5K 131K

Elon Musk @elonmusk

Subscribe

Thanks!

5:38 PM · Sep 22, 2025 · **7,076** Views

91 36 578 11

Elon Musk reposted

DogeDesigner @cb_doge · 7h

The future of Tesla is in YOUR hands.

Shareholders: vote with the Board's recommendations on all proposals.

All details on how to vote can be found at votetesla.com

Vote Online:
votetesla.com/how-to-vote/vo...

Vote by QR Code:
votetesla.com/how-to-vote/vo...

Vote by Phone:
votetesla.com/how-to-vote/vo...

Vote by Mail:

votetesla.com/how-to-vote/vo...


VoteTesla.com

423 680 3K 865K

K10✨ @Kristennetten · 20h

ahem✨🙂↔️

I love Tesla — of course!

Vote 🗳️ for Elon's compensation package! $TSLA

Vote now

Hi KRISTEN,

You can vote during TESLA, INC.'s Annual Meeting on November 6, 2025.
This is because you owned TESLA, INC. stock as of September 15, 2025.

As an investor in this security, you have the right to vote on important issues like board elections, large operational shifts in the company, stock ownership changes, and executive compensation. Your vote can make a difference!

Vote by November 5, 2025

Vote Now

16 39 520 19K

Elon Musk
@elonmusk

Subscribe

❤️

1:15 PM · Sep 23, 2025 · **8,214** Views

52 36 313 10

K10✨ @Kristennetten · 20h

ahem✨🙂↔️

I love Tesla — of course!

Vote 🗳️ for Elon’s compensation package! $TSLA

Vote now

Hi KRISTEN,

You can vote during TESLA, INC.'s Annual Meeting on November 6, 2025. This is because you owned TESLA, INC. stock as of September 15, 2025.

As an investor in this security, you have the right to vote on important issues like board elections, large operational shifts in the company, stock ownership changes, and executive compensation. Your vote can make a difference!

Vote by November 5, 2025

Vote Now

16 38 514 19K

Elon Musk @elonmusk

Subscribe

It’s not about “compensation”, but about me having enough influence over Tesla to ensure safety if we build millions of robots.

If I can just get kicked out in the future by activist shareholder advisory firms who don’t even own Tesla shares themselves, I’m not comfortable with that future.

1:19 PM · Sep 23, 2025 · **52.9K** Views

240 262 1.9K 84

Elon Musk reposted

Déborah @dvorahfr · 5h

Tesla Shareholders: You want the best for Tesla?
Please vote with the Board's recommendations on all proposals.

Every vote counts, whether you own one share or many. Make your voices heard.

It only takes a few minutes.

All details on how to vote can be found at votetesla.com

Vote by Phone:
votetesla.com/how-to-vote/vo...

Vote by Mail:
votetesla.com/how-to-vote/vo...

Vote Online:
votetesla.com/how-to-vote/vo...

Vote by QR Code:
votetesla.com/how-to-vote/vo...


TESLA

97 138 884 221K